Number of Shares: 750,000

                                   FORELAND CORPORATION

                              COMMON STOCK PURCHASE WARRANT

              THIS WARRANT AND THE SHARES PURCHASABLE UPON EXERCISE OF
             THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
              ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED
              UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER
            SUCH ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN
                OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES
            (REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL), OR
            AN OPINION OF THE COMPANY'S COUNSEL, STATING THAT SUCH SALE,
             TRANSFER, OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION AND
                PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY
                          APPLICABLE STATE SECURITIES LAWS.
                 FOR VALUE RECEIVED, Energy Income Fund, L.P., a
            Delaware limited partnership (the ``Holder''), is entitled to purchase from Foreland Corporation, a Nevada corporation (the ``Company''), subject to the terms and conditions herein set forth, at any time before 5:00 p.m. Longmeadow, Massachusetts time on January 6, 2003, or the first business day thereafter if such day is not a business day or such other date as may be established in accordance with the terms of this Warrant (the ``Expiration Date''), Seven Hundred Fifty Thousand (750,000) of the shares of duly authorized, validly issued, fully paid and nonassessable Common Stock of the Company, one-tenth of a cent ($.001) par value (the ``Warrant Stock''), subject to adjustment of the number or kind of shares constituting Warrant Stock as hereinafter provided. The Holder is entitled to purchase the Warrant Stock for Six Dollars ($6.00) per share, subject to adjustment as hereinafter provided (the ``Exercise Price''), and is entitled also to exercise the other appurtenant rights, powers, and privileges hereinafter set forth.
                                 Article 1   Definitions.

                 For all purposes of this Warrant, unless the context
            otherwise requires, the following terms have the following meanings:
                 1.1 ``Common Stock'' means the Company's authorized common stock, par value one-tenth of a cent ($.001) per share.


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                 1.2  ``Common Stock Equivalents'' has the meaning
            ascribed to that term in Section 4.5(a).
                 1.3 ``Company'' means Foreland Corporation, a corporation organized and existing under the laws of the State of Nevada, and any successor corporation.
                 1.4 ``Disclosure Documents'' has the meaning ascribed to that term in Section 8.5(a).
                 1.5 ``Exercise Price'' means the exercise price for the Warrant Stock established in accordance with Article 4.
                 1.6 ``Existing Stock'' shall have the meaning ascribed to that term in Section 4.4 hereof.
                 1.7 ``Expiration Date'' means January 6, 2003, or the first business day thereafter if such day is not a business day, or such other date as may be established in accordance with the terms of this Warrant.
                 1.8  ``Fair Market Value''

                 1.8.1 ``Fair Market Value'' in reference to the Common Stock means, (i) in the event such stock is traded on a national securities exchange or in the over the counter market as reported by the National Association of Securities Dealers Automated Quotation System (stock being so traded or reported being referred to herein as ``Publicly Traded''), the average closing price (or, if no sale takes place on any day, the average bid and ask prices on such day) of such stock on the ten (10) trading days immediately preceding the date as of which such value is to be determined, or (ii) in the event the Common Stock is not so traded or reported, the Fair Market Value of the Common Stock shall mean the total of: (x) the discounted present value of the net revenues from the proved oil and gas properties, using a discount rate of 15% and the risk adjustments to different categories of proved reserves as follows: 100% of proved developed producing reserves; 70% of proved developed non-producing reserves and proved behind pipe reserves; and 50% of proved undeveloped reserves, and product price assumptions equal to the trailing twelve (12) month weighted average wellhead price held flat for the life of the wells as projected in the most recent Reserve Report; plus (y) the present value of the assets of the Company other than reserves as

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            determined by an independent accountant, auditor or other
            third party mutually chosen by the Company and Holder; minus
            (z) the liabilities of the Company. In the event the Common Stock is not Publicly Traded, Fair Market Value in reference to a share of the Common Stock shall mean the Fair Market Value of the Company allocable to the issued Common Stock divided by the number of shares of Common Stock that would have been outstanding had (i) this Warrant, (ii) all options to purchase Common Stock, and (iii) all securities convertible into Common Stock at a price per share no greater than Fair Market Value, been exercised or converted on the date as of which value is to be determined (with appropriate adjustment by appraisal to reflect the proceeds of the assumed exercise or conversion of outstanding securities).
                 1.8.2 ``Fair Market Value of This Warrant'' means the Fair Market Value of the Common Stock subject to this Warrant minus the Exercise Price of this Warrant established in accordance with Article 4.
                 1.9 ``Financing Agreement'' shall mean that certain Financing Agreement dated as of January 6, 1998, as amended from time to time, between Foreland Corporation, Eagle Springs Production Limited-Liability Company, Foreland Refining Corporation, Foreland Asphalt Corporation, Foreland Asset Corporation, Petrosource Transportation and Energy Income Fund, L.P.
                 1.10 ``Holder'' means Energy Income Fund, L.P., a Delaware limited partnership, and its successors or permitted assigns as holder of this Warrant.
                 1.11 ``Loans'' shall mean the loans made by Energy Income Fund, L.P. to the Company pursuant to the terms of the Financing Agreement.
                 1.12 ``Losses'' has the meaning ascribed to that term in Section 8.5(a).
                 1.13 ``1933 Act'' means the Securities Act of 1933, as amended.
                 1.14 ``Person'' means any natural person, sole proprietorship, general partnership, limited partnership, limited liability company, joint venture, trust,

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            unincorporated organization, association, corporation,
            institution, private or governmental entity, or party.
                 1.15 ``Publicly Traded'' has the meaning ascribed to that term in Section 1.8.
                 1.16 ``Rights'' has the meaning ascribed to that term in Section 4.4.
                 1.17 ``Subscription Notice'' means a written notice to the Company of Holder's election to exercise its rights under the Warrant to purchase Common Stock, in substantially the form appearing at the end of this Warrant.
                 1.18 ``Warrant'' means this Warrant and any warrants issued on or in substitution for this Warrant including warrants issued in exchange for this Warrant pursuant to
            Article 2 hereof.
                 1.19 "Warrant No. 1 means the warrant issued by Foreland to EIF for Seven Hundred Fifty Thousand (750,000) shares of Common Stock with an exercise price of Six Dollars ($6) per share.
                 1.20 ``Warrant Stock'' means the shares of Common Stock or other securities acquired or to be acquired upon the exercise of the Warrant.
                   Article 2  Exercise of Warrant; Division of Warrant.

                 2.1 Exercise. This Warrant may be exercised in whole or in part. In the event of a partial exercise, the Company shall execute and deliver to the Holder (or to such other Person as shall be designated in the Subscription Notice) a new Warrant covering the unexercised portion of the Warrant Stock. At any time after the second anniversary of the date hereof, the Company may require the Holder to exercise or surrender this Warrant within thirty (30) days after receipt of a request for exercise from the Company, certifying that the average trading price for shares of the Company's common stock during the preceding three (3) month period, calculated based on the closing or last trade price of each trading day, equals or exceeds two hundred percent (200%) of the Exercise Price effective as of the date of such notice, and further certifying that the average trading volume for


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            such period has exceeded fifty thousand (50,000) shares per day.
                 2.2 Procedure. To exercise this Warrant, the Holder shall deliver to the Company at its principal office:
                 (a) a written notice, in substantially the form of the Subscription Notice appearing at the end of this Warrant, of the Holder's election to exercise this Warrant;
                 (b) a cashier's or certified check payable to the Company in the amount of the Exercise Price; and
                 (c)  this Warrant.
                 The Company shall as promptly as practicable, and in
            any event within twenty (20) days after receipt of such items, execute and deliver or cause to be executed and delivered one or more certificates representing the aggregate number of shares of Warrant Stock to which the Holder is entitled and, if this Warrant is exercised in part, a new Warrant as set forth in Section 2.1.
                 2.3 Name and Effective Date. The stock certificate(s) so delivered shall be issued in the name of the Holder or such other name as shall be designated in the notice specified in Section 2.2. Such certificate(s) shall be deemed to have been issued and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares as of the date on which the Company has actually received all of the items specified in Section 2.2.
                 2.4 Expenses. The Company shall pay all expenses, taxes, and other charges payable in connection with the preparation, issue, and delivery of such stock certificate(s), except that, in case such stock certificate(s) shall be registered in a name or names other than the name of the Holder of this Warrant, stock transfer taxes that are payable upon the issuance of such stock certificate(s) shall be paid by the Holder hereof.
                 2.5 Legal Requirements. The Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.
                 2.6 No Fractional Shares. The Company shall not issue a stock certificate representing any fraction of a share


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            upon partial exercise by a Holder of such Holder's rights
            hereunder.
                 2.7 Registration; Exchange of Warrant. The Company will keep at its principal office a register in which the Company will provide for the registration and transfer of this Warrant. The holder of this Warrant, or of any warrant substituted therefor pursuant to the provisions of this
            Section 2.7, may, at its option, in person or by duly authorized attorney, surrender the same for exchange at such principal office of the Company and, within a reasonable time thereafter and without expense (other than transfer taxes, if any), receive in exchange therefor one or more duly executed warrants each evidencing the right to receive one share of Common Stock of the Company or such other whole number of shares as may be designated by the holder at the time of surrender. The Company covenants and agrees to take and cause to be taken all action necessary to effect such registrations, transfers and exchanges.
                 The Company and any agent of the Company may treat the
            person in whose name a warrant is registered as the owner of the warrant for all purposes hereunder and neither the Company or such agent shall be affected by notice to the contrary.
                 2.8 Cashless Exercise. Notwithstanding Section 2.2 of this Warrant or any other provision of this Warrant to the contrary, in addition to the Holder's rights under this Warrant, the Holder may, upon full or partial exercise of this Warrant, at its election, pay the aggregate Exercise Price applicable to such exercise by delivering the Warrant to the Company and receiving from the Company in return therefor the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the ``Fair Market Value of This Warrant'' as established by Section 1.8.2.

                                   Article 3  Transfer.

                 3.1  Permitted Transfers.   This Warrant shall be
            freely transferable, in whole or in part, subject to the limitations specified in Section 3.2 herein.
                 3.2 Securities Laws. Neither this Warrant nor the Warrant Stock shall be transferable unless:


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                 (a) either a registration statement under the 1933 Act
            is in effect covering the Warrant or the Warrant Stock, as the case may be, or the Company has received an opinion from the Company's counsel to the effect that such registration is not required, or the Holder has furnished to the Company an opinion of Holder's counsel, which counsel shall be reasonably satisfactory to the Company, to the effect that such registration is not required; and
                 (b) the proposed transfer complies with any applicable state securities laws.
                 In the event Holder seeks an opinion from the Holder's
            counsel as to transfer without registration, the Company shall provide such factual information to Holder's counsel as Holder's counsel may reasonably request for the purpose of rendering such opinion and such counsel may rely on the accuracy and completeness of such information in rendering such opinion. Upon issuance at a time when the Common Stock is not Publicly Traded, the Warrant Stock will bear a legend describing the restrictions on transfer set forth in this
            Section 3.2.
                 3.3 Procedure. Subject to the limitations set forth in Section 3.2, the Holder may transfer this Warrant on the books of the Company by surrendering to the Company:
                 (a)  this Warrant;
                 (b) a written assignment of this Warrant, in substantially the form of the Assignment appearing at the end of this Warrant, naming the assignee and duly executed by the Holder; and
                  (c)  funds sufficient to pay any stock transfer taxes
            payable upon the making of such transfer.
                 The Company shall thereupon execute and deliver a new
            Warrant in the name of the assignee specified in such instrument of assignment, and if this Warrant is transferred in part, the Company shall also execute and deliver in the name of the Holder a new Warrant covering the untransferred portion of this Warrant. Upon issuance of the new Warrant or Warrants, the Warrant surrendered for transfer shall be canceled by the Company.
                 3.4 Expenses. The Company shall pay all expenses, taxes (other than transfer taxes), and other charges payable in connection with the preparation, issue, and delivery of any new Warrant under this Article 3.


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                        Article 4  Exercise Price and Adjustments.

                 4.1 Initial Exercise Price. The initial Exercise Price for the Warrant Stock shall be Six Dollars ($6.00) per share.
                 4.2 Stock Splits, Stock Dividends and Reverse Stock Splits. If at any time the Company shall subdivide (by reclassification, by the issuance of a Common Stock dividend on Common Stock, or otherwise) its outstanding shares of Common Stock into a greater number, the number of shares of Common Stock that may be purchased hereunder shall be increased proportionately and the Exercise Price per share of Common Stock shall be decreased proportionately as of the effective date of such action. The effective date of a stock dividend shall be the date on which the dividend is declared. Issuance of a Common Stock dividend shall be treated as a subdivision of the whole number of shares of Common Stock outstanding immediately before the record date for such dividend into a number of shares equal to such whole number of shares so outstanding plus the number of shares issued as a stock dividend. If at any time the Company shall combine (by reclassification or otherwise) its outstanding number of shares of Common Stock into a lesser number, the number of shares of Common Stock that may be purchased hereunder shall be reduced proportionately and the Exercise Price per share of Common Stock shall be increased proportionately as of the effective date of such action.
                 4.3 Dividends Other than in Common Stock or Cash; Other Distributions. If at any time while this Warrant is outstanding the Company shall declare or make for the benefit of all holders of its Common Stock any dividend or distribution upon its Common Stock other than ordinary cash dividends, or distributions to which Section 4.2 or 4.4 apply (whether payable in stock of any class or classes other than its Common Stock or payable in evidences of indebtedness or assets or in rights, options, or warrants or convertible or exchangeable securities), then in each such case the number of shares of Common Stock that may be purchased hereunder shall be determined by multiplying the number of shares of Common Stock theretofore comprising the Warrant Stock by a fraction, the numerator of which shall be the Fair Market Value per share of the Common Stock determined in accordance with Section 1.9 as of the record date for such dividend or distribution and the denominator of which shall be the Fair Market Value per share, as so determined, less the fair value as of such date, as

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            reasonably determined by the Board of Directors of the
            Company, of the portion of such dividend or distribution applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive the distribution. In the event the Company determines that the adjustment provided for above is unduly difficult or expensive to effect because of difficulties of valuation, the Company may, at its option and as an alternative to the adjustment, distribute and place in escrow for the Holder that portion of such dividend or distribution which the Holder would have received had it exercised this Warrant before the declaration of the dividend or the making of the distribution. Upon exercise of this Warrant, the Holder shall receive its portion of the dividend, distribution, or rights.
                 4.4 Issuance on Common Stock of Options, Warrants or Rights. If at any time while this Warrant is outstanding the Company shall grant to all holders of its Common Stock any rights, options or warrants (referred to in this Section
            4.4 as ``Rights'') entitling them to purchase shares of Common Stock at a price per share that is lower at the record date for such issuance than the Fair Market Value of the Common Stock on such date determined in accordance with
            Section 1.8, the number of Shares of Common Stock that may be purchased hereunder shall be determined by multiplying the number of Shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction of which the numerator shall be the number of shares of Common Stock outstanding or subject to issuance at prices at or below the Fair Market Value of the Common Stock on such record date (the ``Existing Stock'') plus the number of shares subject to issuance pursuant to the Rights and of which the denominator shall be the number of shares of Existing Stock plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then current Fair Market Value per share of Common Stock. Such adjustment shall be made whenever such rights, options or warrants are issued and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights options or warrants. In the event the Company determines that the adjustment provided for above in this Section is unduly difficult or expensive to effect because of difficulties of valuation, the Company may, at its option and as an alternative to the adjustment, grant and convey to the Holder the Rights which the Holder would have received had it exercised this Warrant before issuance of the Rights.


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                  On the expiration or termination of any of the Rights,
            the number of shares of Common Stock then purchasable upon the exercise of each Warrant and the exercise price then in effect shall be subject to readjustment and the number of shares of Common Stock subject to the Warrants shall forthwith be decreased and the exercise price under the Warrants shall forthwith be increased to that which would have been in effect at the time of such expiration or termination had such Rights, to the extent outstanding immediately prior to such expiration or termination, never been issued.
                 4.5  Anti-dilution Adjustment.

                 Pursuant to Section 7.39 of the Financing Agreement,
            if, during the term of this Warrant or Warrant No. 1, or both, Foreland issues additional shares of common stock at a price of less than Six Dollars ($6) or issues securities convertible or exercisable into common stock of Foreland at a conversion or exercise price of less than Six Dollars ($6) and such securities are converted or exercised into common stock or repurchased by Foreland, the following calculation shall be made and additional warrants shall be delivered by Foreland to EIF in the number and manner described below.
                 Effective December 31, 1998, EIF and Foreland shall
            jointly calculate, at six month intervals, the number of shares issued as described in the above paragraph. In making this determination, EIF and Foreland shall not consider shares issued pursuant to stock options of directors and officers of Foreland outstanding as of the date hereof as set forth on Schedule 5.23 to this Agreement. Within 10 days of receipt of a written request from EIF for delivery of additional warrants based on this calculation, Foreland shall deliver to EIF additional warrants for the number of shares of common stock of Foreland equal to 15% of the shares issued as described in the above paragraph during such six month interval. Such warrants shall be in the form of Warrant No. 2 with an exercise price of Six Dollars ($6) per share.
                 The foregoing provisions of this Section shall not
            apply to (i) each issuance of additional securities, if any, the proceeds of which are used to repay the Loan in full within thirty (30) days (ii) each issuance of equity securities, if any, that is pursuant to an offering with net proceeds to Foreland of Twenty Milllion Dollars ($20,000,000) or more or (iii) the issuance of securities pursuant to the Stock Purchase Agreement. The occurrence of any issuance described in (i), (ii) or (iii) above shall not in any way limit the subsequent application of any other provision of this Section.


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                 4.6       Reorganization and Reclassification.  In case
            of any capital reorganization or any reclassification of the capital stock of the Company while this Warrant remains outstanding, the Holder of this Warrant shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the kind and number of shares of Common Stock comprising Warrant Stock that such Holder would have been entitled to purchase or acquire immediately before such reorganization or reclassification) the kind and number of shares of stock of any class or classes or other securities or property for or into which such shares of Common Stock would have been exchanged, converted, or reclassified if the Warrant Stock had been purchased immediately before such reorganization or reclassification. In case of any such reorganization or reclassification, appropriate provision (as determined by resolution of the Board of Directors of the Company) shall be made with respect to the rights and interest thereafter of the Holder of this Warrant, to the end that all the provisions of this Warrant (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.
                 4.7  Statement of Adjustment of Warrant Stock.
            Whenever the number or kind of shares comprising Warrant Stock or the Exercise Price is adjusted pursuant to this
            Article 4, the Company shall promptly give notice to the Holder of record of the outstanding Warrant, stating that such an adjustment has been effected and setting forth the number and kind of shares purchasable and the amount of the then-current Exercise Price, and stating in reasonable detail the facts requiring such adjustment and the calculation of such adjustment.
                 4.8 No Other Adjustments. No adjustments in the number or kind or price of shares constituting Warrant Stock shall be made except as provided in this Article 4.
                           Article 5  Covenants of the Company.

                 The Company covenants and agrees that:
                 5.1 Reservation of Shares. At all times, the Company will reserve and set apart and have, free from preemptive rights, a sufficient number of shares of authorized but unissued Common Stock or other securities, if applicable, to enable it at any time to fulfill all its obligations hereunder.


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                 5.2  Adjustment of Par Value.  Before taking any action
            that would cause an adjustment reducing the Exercise Price per share below the then par value of the shares of Warrant Stock issuable upon exercise of the Warrant, the Company will take any corporate action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Warrant Stock at such adjusted price.
                 5.3 Notice of Significant Events. In case the Company proposes:
                 (a) to pay any dividend, payable in stock (of any class or classes) or in convertible securities, upon its Common Stock or to make any distribution (other than ordinary cash dividends) to the holders of its Common Stock; or
                 (b) to subdivide as a whole (by reclassification, by the issuance of a stock dividend on Common Stock, or otherwise) the number of shares of Common Stock then outstanding into a greater number of shares of Common Stock, with or without par value; or
                 (c) to grant to the holders of its Common Stock generally any rights or options; or
                 (d)  to effect any capital reorganization or
            reclassification of capital stock of the Company; or
                 (e) to consolidate with, or merge into, any other corporation or business or transfer its property as an entirety or substantially as an entirety; or
                 (f) to effect the liquidation, dissolution, or winding up of the Company; or
                 (g) to make any other fundamental change in respect of which the Holder of this Warrant would have been entitled to vote, pursuant to the corporation law of Nevada, if this Warrant had been previously exercised;

                 then the Company shall cause notice of any such
            intended action to be given to the Holder of record of this Warrant (i) not less than thirty (30) days before the date on which the transfer books of the Company shall close or a record be taken for such stock dividend, distribution, granting of rights or options, or for determining rights to vote in respect of any fundamental change, including any capital reorganization, reclassification, consolidation,

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            merger, transfer, liquidation, dissolution, winding up, or any other fundamental change, and (ii) in the case of any such capital reorganization, reclassification, consolidation, merger, transfer, liquidation, dissolution, winding up, or other fundamental change not less than thirty
            (30) days before the same shall be effective.
                 5.4 Obligations of the Company after the Loans are Paid in Full. After the Loans are paid in full pursuant to the terms of the Financing Agreement, and until the exercise or expiration of the Warrants:
                 (a) At any time at which the Company's Common Stock is not Publicly Traded, the Company will provide to the Holder:
            (1) annual and quarterly financial statements of the Company, and (2) annual independent reserve reports for all properties owned or leased by the Company. The annual financial statements shall be audited by a firm of independent certified public accountants.
                 (b) The Company shall not engage in any transaction with any Affiliate of the Company or Associate of the Company or of such Affiliate (each as defined below), except on terms no less favorable to the Company than are obtainable in arms-length transactions with third parties. For purposes of this Section 6.4, the terms ``Affiliate'' and ``Associate''shall have the meanings set forth in Rule 405, adopted under the Securities Act of 1933, as amended.
                 (c)  The Company shall not make, directly or
            indirectly, any loan, advance or extension of credit to, or any guarantee (by way of any commitment to fund, or commitment to satisfy in any way, any debt, liability, or other obligation or otherwise) for, any of its officers, directors, employees, shareholders, partners, or Affiliates, or any Affiliate or Associate of such person or entity, except on terms no less favorable to the Company than are obtainable in arms-length transactions with third parties..
                 (d) The Company shall not pay any compensation to its officers or directors in excess of reasonable, usual and customary compensation paid to officers or directors in companies similar to the Company in the oil and gas industry.
                       Article 6  Limitation of Right or Liability.

                  6.1 No provision of this Warrant shall be construed as
            conferring upon the Holder hereof the right to vote or to consent or to receive dividends or to receive notice as a stockholder in respect of meetings of stockholders for the

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            election of directors of the Company or any other matter
            whatsoever as a stockholder of the Company. In the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, no provision hereof shall give rise to any liability of such Holder for the purchase price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
                           Article 7  Certain Mergers; Liquidation.

                 7.1  Continuation of Warrant.  Except as provided in
            Section 8.2, in the event that the Company proposes to consolidate with, or merge into, any other corporation or business or to transfer its property as an entirety or substantially as an entirety, or to effect the liquidation, dissolution, or winding up of the Company, or to change the Common Stock in any manner (other than to change its par value), then after the Company causes notice of such proposed action to be given to the Holder of record as provided in Section 6.3, the Holder shall be entitled, on or before the effective date of such merger, consolidation, transfer, liquidation, dissolution, winding up, or change, to require the Company of the successor or purchasing entity, as the case may be, to (a) execute with the Holder an agreement providing that the Holder shall have the right thereafter and throughout the then remaining term of this Warrant, upon payment of the Exercise Price per Warrant Share in effect immediately prior to such action to purchase with respect to each share of Warrant Stock issuable upon exercise of this Warrant the kind and amount of shares of stock and other securities, property (including cash) or any combination thereof which the Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, conveyance, or change had this Warrant been exercised with respect to such share of the Warrant Stock immediately prior to such action and (b) make effective provision in its Articles of Incorporation or otherwise, if necessary, in order to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in
            Article 4 of this Warrant.  The provisions of this Section
            8.1 shall similarly apply to successive consolidations, mergers, sales, conveyances, or changes.
                 7.2 Exception. Section 8.1 shall not apply to a consolidation or merger with a Person in which the Company is the surviving entity.
                      Article 8  Registration Rights.


                                          - 14 -
            WCP8: 41772-5



                 8.1  For purposes of the Shelf Registration under
            Section 8.2 hereof, the term "Warrant Stock" means the Warrant Stock together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Warrant Stock. The number of shares of "Warrant Stock then outstanding" shall be determined by the number of shares of Warrant Stock which have been issued or are issuable upon exercise of the Warrant at the time of such determination other than shares of Warrant Stock that have been resold in a public transaction.
                 For purposes of a Piggyback Registration under Section
            8.3 hereof or a Demand Registration under Section 8.4 hereof, "Warrant Stock" shall have the meaning set forth above except that the following shall not constitute "Warrant Stock" for such purposes:
                 (i) Warrant Stock that may be resold in a public transaction without registration under the 1933 Act, including without limitation pursuant to Rule 144 under the 1933 Act; and
                 (ii) Warrant Stock that has been resold in a public
            transaction.
                 8.2 Shelf Registration. (a) At any time but no later in any event than within two (2) months of written notice by the Holder of any exercise of the Warrant, as required by
            Section 2.2 of the Warrant, the Company shall file a registration statement ("Registration Statement") on Form S-3 (or other suitable form, at the Company's discretion but subject to the reasonable approval of the Holder), covering the resale of all shares of Warrant Stock then outstanding including an indeterminate number of shares of Common Stock as required to effect exercise of the Warrant (the "Shelf Registration").
                  (b) The Registration Statement shall be prepared as a
            "shelf" registration statement under Rule 415, and shall be maintained effective until the distribution described in the Registration Statement is completed or until all shares to be distributed thereunder may be resold in a public transaction pursuant to Rule 144(k) of the 1933 Act. The Company shall use its best efforts to have the Registration Statement declared effective within three (3) months after notification by the Holder of any exercise of the Warrant, as described in Section 8.2(a) above (the "Shelf Date").
                 (c) If the Registration Statement is not declared effective by the Shelf Date, the Company must continue to use its best efforts to obtain a declaration of effectiveness and shall pay the Holder an amount equal to two percent (2%) per month of the aggregate amount of the

                                          - 15 -
            WCP8: 41772-5



            Warrant, compounded monthly and accruing daily, until the Registration Statement or a registration statement filed pursuant to Section 8.3 or Section 8.4 is declared effective, payable in Common Stock, which Common Stock shall also be deemed "Warrant Stock" for the purpose of this Agreement. The accrual amount payable will be tolled for any periods occasioned by a delay of a registration statement under Section 8.4 as a result of the choice of the
            Holder to have that registration statement underwritten.
                 (d)  The Company represents that it is presently
            eligible to effect the registration contemplated hereby on
            Form S-3 and will use its best efforts to continue to take such actions as necessary to maintain such eligibility.
                 8.3  Piggyback Registration Rights.  If the
            registration statement described in Section 8.2 above is not effective by the Shelf Date, and if, at any time on or before the expiration of this Warrant, the Company proposes to file a registration statement for the public sale of any of its Common Stock or Common Stock Equivalents under the 1933 Act (other than registration statements (i) provided for in Section 8.4 hereof or (ii) pursuant to Form S-4 and Form S-8 of the Securities Act of 1933) the Company shall, not later than thirty (30) days prior to the initial filing of the registration statement, deliver notice of its intent to file such registration statement to the Holder, setting forth the minimum and maximum proposed offering price, commissions, and discounts in connection with the offering, and other relevant information. Within twenty (20) days after receipt of notice of the Company's intent to file a registration statement, the Holder shall be entitled to request that some or all of the Warrant Stock be included in such registration statement, and the Company will use its best efforts to cause such Warrant Stock to be included in the offering covered by such registration statement. In the event the Warrant Stock is included in the registration statement (a "Piggyback Registration"), the Holder may transfer this Warrant to an underwriter or broker for exercise by such underwriter or broker in connection with a distribution of the Warrant Stock.
                 The managing underwriter or underwriters in an
            underwritten offering, or the holders of a majority in number of shares of Warrant Stock requesting registration, may determine that the number of securities proposed to be sold in the underwriting or offering exceeds the number that can be sold without having a materially adverse effect on the price at which the securities could be sold. If it or they make such a determination in good faith, then the Company may reduce the number of shares of Common Stock to be included in the registration to the highest number that the managing underwriter (or underwriters) or a majority of

                                          - 16 -
            WCP8: 41772-5



            the holders (as the case may be) determine will not have a material adverse effect on the price of the shares to be sold. If the number of shares of Common Stock to be sold in a registration are limited pursuant to this paragraph, the Company will include in the registration:
                 (i) First, all shares the Company proposes to sell;
                 (ii) Second,  all shares of Common Stock for which
            registration was requested pursuant to rights to require the Company to register shares in the absence of any other registration reduced, if necessary, to the maximum number of shares consistent with the limitation required by this
            Section 8.3; and
                  (iii) Third, shares of Common Stock for which registration was requested pursuant to rights to require the Company to register shares incidental to the registration of other shares reduced pro rata according to the number of shares for which registration was requested by each Person so requesting registration, or in such other proportions as such Persons may agree.
                 8.4 Demand Registration Rights. If the Registration Statement described in Section 8.2 above is not effective by the Shelf Date, the Holder shall be entitled to request that the Warrant Stock be registered under the 1933 Act. The Company shall, as soon as practicable after receipt of a written request for registration, file, and use its best efforts to cause to become effective, an appropriate registration statement under the 1933 Act covering the Warrant Stock, provided that in the opinion of the Company's counsel, no events preclude such registration. The Company may postpone for a reasonable period of time (not to exceed 90 days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this
            Section if, at the time it receives a request for registration:
                 (1) the Company is conducting or about to conduct an offering of its securities and the Company is advised by its investment banker that such offering would be affected adversely by the registration so demanded and the Company shall have furnished to the Holder seeking a demand registration a certificate signed by the President of the Company to that effect;
                 (2) the Board of Directors of the Company shall determine in good faith that such offering will interfere with a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company and the Company shall have furnished to the

                                          - 17 -
            WCP8: 41772-5



            Holder seeking a demand registration a certificate signed by the President of the Company to that effect, accompanied by a certified copy of the relevant board resolutions; or
                  (3) the Board of Directors of the Company shall
            determine in good faith that the disclosures required in connection with registration of the Warrant Stock might adversely affect the business or prospects of the Company and the Company shall have furnished to the Holder seeking a demand registration a certificate signed by the President of the Company to the effect, accompanied by a certified copy of the relevant board resolutions.
                 If the Holder intends to distribute the Warrant Stock
            covered by its request by means of an underwriting, the Holder shall so advise the Company as a part of its request made pursuant to this Section. If a registration requested pursuant to the Section is to involve an underwritten public offering in which the obligation of the underwriters is to take all of the securities to be sold if any are to be taken, the Company and other holders of securities of the Company may include securities in such registration only if the managing underwriter of such public offering concludes that such inclusion will not adversely affect the successful marketing or the price of the Warrant Stock to be included in such public offering. Such other holders of securities (together with the Company as provided in subsection 8.5(d)) shall enter in to an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holder and reasonably acceptable to the Company.
                 In the event that the Holder demands registration
            pursuant to this Section 8.4 within the six months immediately prior to expiration of this Warrant, and the Company, through no fault of the Holder, is unable to provide such registration, the expiration date of this Warrant shall be extended until the 30th day after a registration statement for the Warrant Stock is declared effective.
                 The Holder's right to demand registration pursuant to
            this Section 8.4 may be exercised only one time prior to expiration of the Warrant; provided, however, that the right shall not be deemed exhausted unless the registration statement covering so much of the Warrant Stock as Holder and its assigns wish to sell pursuant to the registration statement becomes effective.
                 8.5 Filing Obligations of the Company. In connection with any registration of the Warrant Stock, the Company shall:


                                          - 18 -
            WCP8: 41772-5



                 (a) prepare and file the registration statement and such amendments and supplements to the registration statement and the prospectus or offering circular used in connection therewith as may be necessary to keep the registration statement effective until the Holders of the Warrant Stock covered by such registration statement have completed the distribution described in the registration statement or until all shares to be distributed thereunder may be resold in a public transaction pursuant to Rule 144(k) of the 1933 Act and to comply with the provisions of the 1933 Act and the rules and regulations thereunder with respect to the disposition of the Warrant Stock covered by the registration statement for the period required to effect the distribution thereof;
                 (b) furnish to the Holder such number of copies of any prospectus or offering circular, including a preliminary prospectus, and of a full registration statement and exhibits in conformity with the requirements of the 1933 Act and rules and regulations thereunder, as the Holder may reasonably request in order to facilitate the disposition of Warrant Stock owned by such Holder;
                 (c) use its best efforts to register or qualify the Warrant Stock covered by the registration statement, as the case may be, under the securities or blue sky laws of such jurisdictions as the Holder may reasonably request, and accomplish any and all other acts and things which may be necessary or advisable to permit sale in such jurisdictions of such Warrant Stock; provided, however, that the Company shall not be required to register as a dealer or to qualify as a foreign corporation in any such jurisdictions or to escrow any shares of its capital stock;
                  (d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Holder shall also enter into and perform its obligations under such an agreement;
                 (e) furnish, at the request of the Holder, on the date that such Warrant Stock is delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective,
            (i) an opinion, dated such date, of the outside counsel of recognized standing (or reasonably acceptable to the Holder) representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in such underwritten public offering, addressed to the underwriters, if any, and to the Holder and
            (ii) a letter dated such date, from the independent

                                          - 19 -
            WCP8: 41772-5



            certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder;
                 (f) as promptly as practicable after becoming aware of such event, notify the Holder of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the registration statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to the Holder;
                 (g) provide the Holder with written notice of the date that a registration statement registering the resale of the Warrant Stock is declared effective by the SEC, and the date or dates when the registration statement is no longer effective;
                  (h) provide the Holder and their representatives the opportunity to conduct a reasonable due diligence inquiry of the Company's pertinent financial and other records and make available its officers, directors and employees for questions regarding such information as it related to information contained in the registration statement; and
                 (i) provide the Holder and its representatives the opportunity to review the registration statement and all amendments thereto no later than three (3) days prior to their filing with the SEC.
                 8.6 Expenses. All expenses incurred by the Company in connection with any registration of the Warrant Stock effected under Sections 8.2, 8.3 or 8.4, including, without limitation, all registration or filing fees, fees and expenses of complying with state securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants, and fees and expenses of counsel for the Holder, shall be paid by the Company; provided, however, that all underwriting discounts and selling commissions applicable to the Warrant Stock shall not be borne by the Company but shall be borne by the Holder.


                                          - 20 -
            WCP8: 41772-5



                 8.7  Indemnification.

                  (a) By the Company. In connection with the filing of any registration statements and sales of the Warrant Stock thereunder, the Company shall indemnify and hold harmless the Holder of this Warrant, its directors and officers, any underwriter, and each other Person, if any, who controls the Holder or the underwriter within the meaning of the 1933 Act, against losses, claims, damages or liabilities, joint or several (or actions in respect thereto) (``Losses''), to which any such Holder, underwriter, or controlling Person may become subject under the 1933 Act or otherwise, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Warrant Stock was registered under the 1933 Act, any preliminary prospectus, offering circular or final prospectus contained therein, or any amendment or supplement thereto, or any report filed with the Securities and Exchange Commission (the ``Disclosure Documents''), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any such Holder, underwriter, or controlling Person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claims, excluding any amounts paid in settlement of litigation, commenced or threatened, if such settlement is effected without the prior written consent of the Company; provided, however, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon any untrue statement, alleged untrue statement or omission or alleged omission made in such Disclosure Document in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Holder of this Warrant for use specifically in connection with the preparation of such Disclosure Document.
                  (b) By the Holder. In connection with the filing of any registration statement and sales of the Warrant Stock thereunder, the Holder shall indemnify the Company, each of its directors, each of its officers who signed such registration statement, and each other Person, if any, who controls the Company within the meaning of the 1933 Act, against any Losses to which the Company, any of its directors, officers, or controlling Persons may become subject under the 1933 Act or otherwise, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any of the Disclosure Documents or arise out of or are

                                          - 21 -
            WCP8: 41772-5



            based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, and any of its directors, officers, or controlling Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claims, excluding any amounts paid in settlement of litigation, commenced or threatened, if such settlement is effected without the prior written consent of the Holder; provided, however, that such indemnification or reimbursement shall be payable in any such case only to the extent that such statement or alleged statement or omission or alleged omission is made in reliance on information furnished to the Company in writing by or on behalf of the Holder for use specifically in connection with the preparation of such Disclosure Document.
                 8.8 Reports under Securities Exchange Act of 1934 (the "1934 Act"). With a view to making available to the Holder the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration, the Company agrees to:
                 (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;
                 (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and
                 (c) furnish to the Holder, so long as the Holder owns any Warrant Stock, forthwith upon request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of SEC Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Company of any rule or regulation of the SEC which permits the selling of any such securities without registration.
                 8.9  Assignability.  The piggyback and demand
            registration rights of the Holder under Article 8 may be
            assigned by Holder, subject to the transfer limitations set forth in Article 3 and assumption by the assignee of the corresponding obligations hereunder.

                                Article 9  Miscellaneous.


                                          - 22 -
            WCP8: 41772-5



                 9.1 Governing Law. The rights of the parties arising under this Warrant shall be construed and enforced under the laws of the Commonwealth of Massachusetts without giving effect to any choice of law or conflict of law rules.
                 9.2 Notices. Any notice or other communication required or permitted to be given or delivered pursuant to this Warrant shall be in writing and shall be deemed effective as of the date of receipt if delivered personally or by facsimile transmission (if receipt is confirmed by the facsimile operator of the recipient), or delivered by overnight courier service or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address in the United States of America for a party as shall be specified by like notice; provided that notices of change of address shall be effective only upon receipt thereof):
                 (i)  to the Holder as follows:
                                          Energy Income Fund, L.P.
                                          136 Dwight Road
                                          Longmeadow, Massachusetts
            01106
                                          Attn: Robert D. Gershen
                                          Facsimile No.:  (413) 567-7926
                 with copies to:
                                          Wilmer, Cutler & Pickering
                                          2445 M Street, N.W.
                                          Washington, D.C. 20037
                                          Attn:  Russell J. Bruemmer
                                          Facsimile No.:  (202) 663-6363

                 (ii) to the Company as follows:
                                          Foreland Corporation
                                          12596 West Bayaud Avenue
                                          Suite 300
                                          Lakewood, CO  80228-2019
                                          Attn:  N. Thomas Steele
                                          Facsimile No.:  (303) 988-3234
                 with copies to:
                                          Kruse, Landa & Maycock, L.L.C.
                                          8th Floor, Bank One Tower
                                          50 West Broadway (300 South)
                                          Salt Lake City, UT  84101-2034
                                          Attn:  James R. Kruse
                                          Facsimile No.:  (801) 531-7091


                                          - 23 -
            WCP8: 41772-5



                 9.3 Severability. If any provision of this Warrant shall be held invalid, such invalidity shall not affect any other provision of this Warrant that can be given effect without the invalid provision, and to this end, the provisions hereof are separable.
                 9.4 Headings. The headings in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.
                 9.5 Amendment. This Warrant cannot be amended or modified except by a written agreement executed by the Company and the Holder.
                 9.6 Assignment. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns except that no party may assign or transfer its rights or obligations under this Warrant to the extent explicitly prohibited herein.
                 9.7 Entire Agreement. This Warrant, together with its attachments, contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained.
                 IN WITNESS WHEREOF, the Company has caused this Warrant
            to be signed in its name by its President or a Vice President thereunto duly authorized.
            Dated: August 10, 1998
                                          FORELAND CORPORATION

                                          By
                                                  N. Thomas Steele
                                                  President





                                          - 24 -
            WCP8: 41772-5



                                 SUBSCRIPTION NOTICE
                    The undersigned, the Holder of a Common Stock Purchase Warrant issued by [name of issuer] pursuant to a Financing
          Agreement dated as of [           ] between [name of issuer] and
          Energy Income Fund, L.P., hereby elects to exercise purchase rights represented by such Warrant for, and to purchase
          thereunder,              shares of the Common Stock covered by
          such Warrant and herewith makes payment in full therefor of and requests that certificates for such shares (and any securities or the property issuable upon such exercise) be issued in the name of and delivered to
                                                                      ,
          whose address is

                      .
                    If said number of shares of Common Stock is less than the number of shares of Warrant Stock purchasable hereunder, the undersigned requests that a new Warrant representing the balance of the Warrant Stock be registered in the name of and issued and
          delivered to                     , whose address is

                      .
                    The undersigned hereby agrees to pay any transfer taxes on the transfer of all or any portion of the Warrant or Warrant Stock requested herein.
                    The undersigned agrees that, in the absence of an effective registration statement with respect to Common Stock issued upon this exercise, the undersigned is acquiring such Common Stock for investment and not with a view to distribution thereof and the certificate or certificates representing such Common Stock may bear a legend substantially as follows: `The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred except as provided in Article 3 of the Common Stock Purchase Warrant issued by [name of issuer] on [date], a copy of which is on file at the principal office of [name of issuer].'

                                        Signature guaranteed:
          Dated:

                                       - 25 -



                                     ASSIGNMENT

                    FOR VALUE RECEIVED, the undersigned hereby sells,
          assigns and transfers unto       [Name and Address]      the
          rights represented by the foregoing Common Stock Purchase Warrant issued by [name of issuer] on [date], and appoints its attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.

                                        Signature guaranteed:
          Dated:


















                                       - 26 -